SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.       )


Filed by the registrant [ ]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to SS 240.14a-11(c) or SS 240.14a-12

                                Sun Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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[  ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset  as  provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                                                      PRELIMINARY PROXY MATERIAL









August 6, 1998

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Sun Bancorp, Inc. (the "Company"), I cordially invite you to attend a Special Meeting of Shareholders to be held at the Company's office located at 226 Landis Avenue, Vineland, New Jersey, on August 25, 1998, at 3:00 p.m. The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. The only matter to be considered by shareholders at the Meeting is an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. The Board of Directors of the Company has determined that approval of this amendment is in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the only matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          Bernard A. Brown
                                          Chairman of the Board

                                                      PRELIMINARY PROXY MATERIAL
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                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be Held on August 25, 1998
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NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of
Sun Bancorp, Inc. (the "Company"), will be held at the Company's office located at 226 Landis Avenue, Vineland, New Jersey on August 25, 1998, at 3:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1. To consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 10,000,000 shares to 25,000,000 shares;

2. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on August 3, 1998 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              Sidney R. Brown
                                              Secretary
Vineland, New Jersey
August 6, 1998

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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



                                                      PRELIMINARY PROXY MATERIAL

                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
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                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 25, 1998
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                                     GENERAL
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the Special Meeting of Shareholders of the Company which will be held at the Company's office located at 226 Landis Avenue, Vineland, New Jersey, on August 25, 1998, 3:00 p.m. local time (the "Meeting"). The accompanying Notice of Special Meeting of Shareholders, form of proxy and this Proxy Statement are being first mailed to the Company's shareholders entitled to notice of and to vote at the Meeting, on or about August 6, 1998.

         At the Meeting, shareholders will consider and vote upon (i) the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company (the "Certificate") to increase the number of authorized shares of the Company's common stock, par value $1.00 per share ("Common Stock") from 10,000,000 shares to 25,000,000 shares; and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
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         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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         Shareholders  of record as of the close of  business  on August 3, 1998
(the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 6,341,969 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership     Outstanding
------------------------------------     --------------------  -----------------

Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360                   2,218,367(1)            34.20%


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(1)      Includes  shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individual effectively exercise sole voting and investment power, unless otherwise indicated. Includes 619,807 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock. Excludes 64,396 options to purchase shares which are not presently exercisable within 60 days of the Record Date.

Vote Required for Approval

         The affirmative vote of a majority of the votes cast at the Meeting is required for adoption of the amendment to the Certificate without regard to proxies marked "ABSTAIN" and broker non-votes.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY SIGNED PROXIES WILL BE VOTED FOR ADOPTION OF THE PROPOSAL RELATING TO THE AMENDMENT TO THE CERTIFICATE.

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                     PROPOSAL I - AMENDMENT TO THE COMPANY'S
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES
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         The Board has approved and recommends to the Company's shareholders for their adoption at the Meeting an amendment to the Company Certificate to increase the number of shares of Common Stock authorized for issuance thereunder from 10,000,000 shares to 25,000,000 shares. As of the Record Date, there were 6,341,969 shares of Common Stock issued and outstanding. If the amendment is not adopted by the Company's shareholders, the Company believes it will soon be significantly hindered in its ability to issue additional shares of the Common Stock and unduly restricted in the conduct of its financial affairs. On July 20, 1998, the Company announced that it had signed a definitive agreement to purchase eight Delaware branches from Household Bank, f.s.b., the parent of Beneficial National Bank. The branches have approximately $168 million in deposits. In connection with this transaction, the Company expects to raise additional capital through a public offering consisting of Common Stock and possibly other securities of the Company. The Company's public securities offering is expected to occur by the end of the third quarter or the beginning of the fourth quarter of 1998. Upon completion of this offering, the Company expects to have few remaining authorized shares of Common Stock available for future issuance. In addition, in connection with the offering, the Company may elect to declare a stock split or stock dividend in order to make the trading price of the Common Stock more attractive to potential investors. There can be no assurance, however, that the Company will declare a stock split or dividend with respect to the Common Stock. A stock split or stock dividend, if declared and paid, would also require the Company have sufficient authorized shares of Common Stock available to effect the split or dividend.

         The proposed amendment would give the Company greater flexibility in its financial affairs by making 15 million additional shares of Common Stock available for issuance in such transactions and at such times as the Board considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The Company's shareholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, the rules and policies of the National Association of Securities Dealers, Inc. applicable to Nasdaq National Market issuing companies and the judgment of the Company Board regarding the submission of such transaction to a vote of the Company shareholders. Because shareholders do not have preemptive rights under the Certificate, the interests of existing shareholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance.

         It is possible that additional shares of the Company Common Stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Common Stock. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for shareholders of the Company to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting of other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Board in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company. Although the Board does not currently anticipate issuing additional shares of Common Stock for purposes of preventing a takeover of the Company, the Board reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

         If the amendment is adopted, the first sentence of Article V of the Certificate would be amended to read as follows:

         "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 26,000,000 of which 25,000,000 are to be shares of common stock, $1.00 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $1.00 par value per share."

         Adoption of the proposed amendment requires the affirmative vote of a majority of the votes cast at the Meeting. As soon as practicable after such affirmative vote has been taken, the amendment will be filed with the Secretary of State of the State of New Jersey and will thereupon become effective.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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                                  OTHER MATTERS
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         The Board of  Directors is not aware of any business to come before the
Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

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                                  MISCELLANEOUS
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         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

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        SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1999 ANNUAL MEETING
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         In order to be eligible for inclusion in the Company's  proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than December 11, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Sidney R. Brown
                                              Secretary

Vineland, New Jersey
August 6, 1998

                                                      PRELIMINARY PROXY MATERIAL

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                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
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                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 25, 1998
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         The undersigned  hereby appoints the Board of Directors of Sun Bancorp,
Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at the Company's office located at 226 Landis Avenue, Vineland, New Jersey, on August 25, 1998, at 3:00 p.m. and at any and all adjournments thereof, in the following manner:
                                                            FOR  AGAINST ABSTAIN
                                                            ---  ------- -------

1. Approve and adopt an amendment to the Amended
   and Restated Certificate of Incorporation                |_|    |_|     |_|
   to increase the number of authorized shares of the Company's common stock, par value $1.00 per share, from 10,000,000 shares to 25,000,000 shares.

          In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the above listed proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                                                      PRELIMINARY PROXY MATERIAL


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement dated August 6, 1998.



Dated:                   , 1998
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PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


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SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  SIGN,  DATE,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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